Exhibit 10.1

AMENDMENT AGREEMENT dated as of February 18, 2011 (this “Amendment”), to the Credit Agreement dated as of October 15, 2010 (the “Existing Credit Agreement”), among KNOLOGY, INC., a Delaware corporation (the “Borrower”), the lenders party thereto (the “Lenders”), and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders.

A.        Pursuant to the Existing Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

B.        The Borrower and the Requisite Lenders under the Existing Credit Agreement desire to amend and restate the Existing Credit Agreement in the form of the Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Restated Credit Agreement”), subject to the satisfaction of the conditions precedent to effectiveness referred to in Section 5 hereof.

C.        The Borrower and the Guarantors are party to one or more of the Collateral Documents, pursuant to which, among other things, the Guarantors guaranteed the Obligations of the Borrower under the Existing Credit Agreement and provided security therefor.

D.        On the Restatement Date, the Borrower shall (a) borrow new term loans in an aggregate principal amount of $195,000,000 having the terms set forth for Term A Loans (under and as defined in the Restated Credit Agreement) (the “New Term A Loan Facility”), (b) borrow new term loans in an aggregate principal amount of $545,000,000 having the terms set forth for Term B Loans (under and as defined in the Restated Credit Agreement) (the “New Term B Loan Facility”), (c) borrow new revolving loans and/or provide new revolving credit commitments in an aggregate principal amount of $50,000,000 having the terms set forth for Revolving Loans and Revolving Credit Commitments (under and as defined in the Restated Credit Agreement) (the “New Revolving Credit Facility” and, together with the New Term A Loan Facility and the New Term B Loan Facility, the “Facilities”) and (d) use the proceeds of the Facilities, together with cash on hand of the Borrower, if necessary, (i) to repay in full all existing Term A Loans (as defined in the Existing Credit Agreement) under the Existing Credit Agreement, (ii) to repay in full all existing Term B Loans (as defined in the Existing Credit Agreement) under the Existing Credit Agreement, (iii) to repay in full all existing Revolving Loans and Swing Loans (as defined in the Existing Credit Agreement) under the Existing Credit Agreement and to provide for working capital and for general corporate purposes, (iv) to pay fees and expenses incurred in connection with the foregoing, (v) to the extent remaining after the application of proceeds for the foregoing, for general corporate purposes of the Borrower and (vi) with respect to Revolving Loans, such other purposes as provided under Section 4.13 of the Restated Credit Agreement. The transactions described in this paragraph are collectively referred to herein as the “2011 Refinancing”.

E.        (i) The Term A Loan Lenders set forth on Schedule I-A hereto are willing to make Term A Loans under the New Term A Loan Facility to the Borrower on the

Restatement Date, (ii) the Term B Loan Lenders set forth on Schedule I-B hereto are willing to make Term B Loans under the New Term B Loan Facility to the Borrower on the Restatement Date, (iii) the Revolving Credit Lenders set forth on Schedule I-C hereto are willing to provide Revolving Credit Commitments under the New Revolving Credit Facility to the Borrower and extend credit thereunder from time to time after the Restatement Date and (iv) the Requisite Lenders under the Existing Credit Agreement are willing to agree to the amendments to the Existing Credit Agreement provided for herein, in each case on the terms set forth herein and in the Restated Credit Agreement and subject to the conditions set forth herein.

F.        Except as otherwise provided herein, all capitalized terms used but not defined herein shall have the meanings given them in the Restated Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Letters of Credit. Subject to the terms and conditions set forth herein and in the Restated Credit Agreement, as of the Restatement Date, the Letters of Credit (if any) of each Issuer shall remain outstanding as Letters of Credit.

SECTION 2. Loans. Each Term A Loan Lender set forth on Schedule I-A hereto agrees, severally and not jointly, to make, on the Restatement Date, a Term A Loan to the Borrower as set forth in Section 2.1(b)(i) of the Restated Credit Agreement. Each Term B Loan Lender set forth on Schedule I-B hereto agrees, severally and not jointly, to make, on the Restatement Date, a Term B Loan to the Borrower as set forth in Section 2.1(b)(ii) of the Restated Credit Agreement. Each Revolving Credit Lender set forth on Schedule I-C hereto agrees, severally and not jointly, to provide Revolving Credit Commitments after the Restatement Date, and from time to time make Revolving Loans to the Borrower as set forth in Section 2.1(a) of the Restated Credit Agreement. The proceeds of the Loans are to be used by the Borrower solely for the purposes set forth in Recital D of this Amendment. For the avoidance of doubt, from and after the Restatement Date, (a) references in the Restated Credit Agreement to the “Term A Loans” shall include the Term A Loans made by the Term A Loan Lenders to the Borrower on the Restatement Date and shall exclude the Term A Loans (as defined in the Existing Credit Agreement) made by the Term A Loan Lenders (as defined in the Existing Credit Agreement) on the Effective Date, and (b) references in the Restated Credit Agreement to the “Term B Loans” shall include the Term B Loans made by the Term B Loan Lenders to the Borrower on the Restatement Date and shall exclude the Term B Loans (as defined in the Existing Credit Agreement) made by the Term B Loan Lenders (as defined in the Existing Credit Agreement) on the Effective Date, (c) references in the Restated Credit Agreement to the “Revolving Loans” shall include the Revolving Loans made by the Revolving Credit Lenders to the Borrower from time to time after the Restatement Date and shall exclude the Revolving Loans (as defined in the Existing Credit Agreement) made by the Revolving Credit Lenders (as defined in the Existing Credit Agreement) prior to the Restatement Date and (d) references in the Restated Credit Agreement to the

“Revolving Credit Commitments” shall include the Revolving Credit Commitments provided to the Borrower after the Restatement Date and shall exclude the Revolving Credit Commitments (as defined in the Existing Credit Agreement) provided by the Revolving Credit Lenders (as defined in the Existing Credit Agreement).

SECTION 3. Amendment and Restatement of Existing Credit Agreement. The Borrower and the Requisite Lenders under the Existing Credit Agreement agree that the Existing Credit Agreement (including all exhibits and schedules thereto) shall be amended and restated on the Restatement Date, such that on the Restatement Date the terms set forth in Exhibit A hereto shall replace the terms of the Existing Credit Agreement. As used in the Restated Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import shall, unless the context otherwise requires, mean, from and after the replacement of the terms of the Existing Credit Agreement by the terms of the Restated Credit Agreement, the Restated Credit Agreement.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, the Administrative Agent, the Issuers and the Collateral Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article IV of the Restated Credit Agreement are true and correct on and as of the date hereof to the same extent as if made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; and (b) no Default or Event of Default has occurred and is continuing or will result from the consummation of the borrowing of the Loans under the Facilities.

SECTION 5. Amendment Agreement Effectiveness; Conditions Precedent to Borrowing of Loans. The effectiveness of this Amendment and the obligations of the Lenders to make Loans under the Facilities shall be subject to the following conditions precedent: (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Requisite Lenders under the Existing Credit Agreement, each Term A Loan Lender making a Term A Loan under the New Term A Loan Facility, each Term B Loan Lender making a Term B Loan under the New Term B Loan Facility, and each Revolving Credit Lender providing Revolving Credit Commitments under the New Revolving Credit Facility; (b) each of the conditions in Section 3.1 and Section 3.2 of the Restated Credit Agreement shall be satisfied; and (c) the Administrative Agent shall have received all fees and reimbursement of all costs and expenses required to be paid by the Borrower in connection with the transactions contemplated hereby. The date on which such conditions have been satisfied is referred to herein as the “Restatement Date”.

SECTION 6. Effect of Amendment. On and after the Restatement Date, each reference to the Existing Credit Agreement in any Loan Document shall be deemed to be a reference to the Restated Credit Agreement. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Restated Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a “Loan Document” for all purposes of the Restated Credit Agreement and the other Loan Documents.

SECTION 7. Consent. Each Lender (as defined in the Existing Credit Agreement) that delivers an executed counterpart of this Amendment on or prior to the Restatement Date hereby consents to this Amendment and the transactions contemplated hereby.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 10. Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in the borough of Manhattan and of the United States District Court sitting in the State of New York and in the borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined only in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent, the Collateral Agent, any Issuer or any Lender may otherwise have to bring any action or proceeding relating to this Amendment or the other Loan Documents against the Borrower or their respective properties in the courts of any jurisdiction.

SECTION 11. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

KNOLOGY, INC.
By

/s/M. Todd Holt
Name: M. Todd Holt
Title: President

KNOLOGY BROADBAND, INC. KNOLOGY OF CENTRAL FLORIDA, INC.
KNOLOGY PROVIDER SOLUTIONS GROUP, INC.
KNOLOGY OF ALABAMA, INC. KNOLOGY OF AUGUSTA, INC. KNOLOGY OF CHARLESTON, INC. KNOLOGY OF COLUMBUS, INC. KNOLOGY OF FLORIDA, LLC
KNOLOGY OF GEORGIA, INC. KNOLOGY OF HUNTSVILLE, INC. KNOLOGY OF KANSAS, INC.
KNOLOGY OF KNOXVILLE, INC. KNOLOGY OF MONTGOMERY, INC. KNOLOGY OF NASHVILLE, INC. KNOLOGY OF SOUTH CAROLINA, INC. KNOLOGY OF TENNESSEE, INC.
ITC GLOBAL, INC.
KNOLOGY OF THE VALLEY, INC. VALLEY TELEPHONE CO., LLC KNOLOGY OF SOUTH DAKOTA, INC. KNOLOGY OF THE PLAINS, INC. KNOLOGY COMMUNITY TELEPHONE, INC.
KNOLOGY OF THE BLACK HILLS, LLC BLACK HILL FIBER SYSTEMS, INC. BHFC PUBLISHING, LLC
KNOLOGY TOTAL
COMMUNICATIONS, INC.
KNOLOGY OF THE WIREGRASS, INC. WIREGRASS TELCOM, INC. COMMUNICATIONS ONE, INC.
WEST GEORGIA BROADBAND, INC. GLOBE TELECOMMUNICATIONS, INC.

By	/s/M. Todd Holt
Name: M. Todd Holt
Title: President

[Knology, Inc. Amendment Agreement Signature Page]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, Collateral Agent, Swing Loan Lender and Issuer

By	/s/Judith Smith
Name: Judith Smith
Title: Managing Director

By	/s/Christopher Reo Day
Name: Christopher Reo Day
Title: Vice President

[Knology, Inc. Amendment Agreement Signature Page]

SIGNATURE PAGE TO

AMENDMENT AGREEMENT

RELATING TO THE CREDIT

AGREEMENT OF

KNOLOGY, INC.

Name of Lender: CREDIT SUISSE AG, Cayman Islands Branch

by	/s/Judith Smith
Name: Judith Smith
Title: Managing Director

For any Lender requiring a second signature block:

by	/s/Christopher Reo Day
Name: Christopher Reo Day
Title: Vice President

[Knology, Inc. Amendment Agreement Signature Page]

SIGNATURE PAGE TO

AMENDED AGREEMENT

RELATING TO THE CREDIT AGREEMENT OF

KNOLOGY, INC.

Name of Lender:                     Bank of America N. A.

By	/s/Thomas M. Paulk
Name: Thomas M. Paulk
Title: Senior Vice President

[Knology, Inc. Amendment Agreement Signature Page]

SIGNATURE PAGE TO

AMENDMENT AGREEMENT

RELATING TO THE CREDIT AGREEMENT OF

KNOLOGY, INC.

Name of Lender:                    CoBank, ACB

by	/s/Kevin Oliver
Name: Kevin Oliver
Title: Vice President

        For any Lender requiring a second signature block:

by
Name:
Title:

[Knology, Inc. Amendment Agreement Signature Page]

SIGNATURE PAGE TO

AMENDMENT AGREEMENT

RELATING TO THE CREDIT AGREEMENT OF

KNOLOGY, INC.

Name of Lender:            Deutsche Bank Trust Company Americas

By	/s/Enrique Landaeta
Name: Enrique Landaeta
Title: Vice President

For any Lender requiring a second signature block:

By	/s/Marguerite Sutton
Name: Marguerite Sutton
Title: Director

[Knology, Inc. Amendment Agreement Signature Page]

SIGNATURE PAGE TO

AMENDMENT AGREEMENT

RELATING TO THE CREDIT AGREEMENT OF

KNOLOGY, INC.

Name of Lender:

RAYMOND JAMES BANK FSB

By	/s/Joseph A. Ciccolini
Name: Joseph A. Ciccolini
Vice President - Senior Corporate Banker

[Knology, Inc. Amendment Agreement Signature Pages]

SIGNATURE PAGE TO

AMENDMENT AGREEMENT

RELATING TO THE CREDIT AGREEMENT OF

KNOLOGY, INC.

Name of Lender:            Royal Bank of Canada

By /s/Mark Gronich
Name: Mark Gronich
Title: Authorized Signatory

[Knology, Inc. Amendment Agreement Signature Pages]

SIGNATURE PAGE TO

AMENDMENT AGREEMENT

RELATING TO THE CREDIT AGREEMENT OF

KNOLOGY, INC.

Name of Lender:

SUNTRUST BANK

By	/s/Brian Y. Guffin
Name: Brian Y. Guffin
Title: Vice President

[Knology, Inc. Amendment Agreement Signature Page]

SIGNATURE PAGE TO

AMENDMENT AGREEMENT

RELATING TO THE CREDIT AGREEMENT OF

KNOLOGY, INC.

Name of Lender:

Wells Fargo Bank, N.A.

by	/s/Baimba Norman
Name: Baimba Norman
Title: Assistant Vice President

For any Lender requiring a second signature block:

By
Name:
Title:

[Knology, Inc. Amendment Agreement Signature Page]

SCHEDULE I-A

Term A Loan Lenders

Credit Suisse AG

SCHEDULE I-B

Term B Loan Lenders

Credit Suisse AG

SCHEDULE I-C

Revolving Credit Lenders

Credit Suisse AG

Bank of America NA

CoBank ACB

Deutsche Bank Trust Company Americas

Raymond James Bank FSB

Royal Bank of Canada

SunTrust Bank

Wells Fargo Bank NA